Exhibit 10.1

FIFTH AMENDMENT TO
CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 1, 2009 (the “Effective Date”), among SOUTHWEST IOWA RENEWABLE ENERGY, LLC, an Iowa limited liability company (the “Borrower”), AGSTAR FINANCIAL SERVICES, PCA (“AgStar”), the other commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties to the Credit Agreement (the “Banks”), and AGSTAR FINANCIAL SERVICES, PCA, and its successors and assigns, as Agent for itself and the other Banks (the “Agent”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

RECITALS

A.           The Borrower, the Agent, and the Banks have entered into a Credit Agreement dated May 2, 2007; a First Amendment to Credit Agreement dated March 7, 2008; a Second Amendment to Credit Agreement dated December 19, 2008; a Third Amendment to Credit Agreement dated December 30, 2008; and a Fourth Amendment to Credit Agreement dated as of February 28, 2009 (collectively, with this Amendment, the “Credit Agreement”) under which the Banks agreed to extend certain financial accommodations to the Borrower.

B.           Final completion of the Project has been delayed beyond the date set forth in the Credit Agreement.  Notwithstanding such delay, the parties have deemed it to be in the best interest of the Project to convert the Construction Loan into the Term Loan and Term Revolving Loan effective as of August 1, 2009.

C.           Bunge N.A. Holdings, Inc., a Delaware corporation (“Bunge”) has agreed to provide credit facilities to the Borrower pursuant to the terms of a (i) Revolving Credit Note dated on or about August 1, 2009, in the original principal amount of $10,000,000.00, and (ii) Term Loan Note dated on or about August 1, 2009, in the original principal amount of $27,500,000.00 and grant other financial accommodations to the Borrower in connection therewith.

D.           The aforementioned conversion of loans and the Borrower’s entry into the loans with Bunge require the consent of the Banks and certain modifications of the Credit Agreement.

E.           Banks have agreed to consent to the foregoing in accordance with the terms and conditions set forth in this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

-

1.           Amendments to Credit Agreement. As of the Effective Date:

a.           Amended and Restated Definitions.  The following definitions as used in the Loan Documents are amended and restated or added as follows:

“Amendment” means the First Amendment to Credit Agreement dated March 7, 2008, the Second Amendment to Credit Agreement dated December 19, 2008, the Third Amendment to Credit Agreement dated December 30, 2008, the Fourth Amendment to Credit Agreement dated as of February 28, 2009, and the Fifth Amendment to Credit Agreement dated as of August 1, 2009.

“Bunge Loans” means the Bunge Term Loan and the Bunge Revolving Loan.

“Bunge Revolving Loan” means that certain subordinated loan made to Borrower by Bunge under that certain Promissory Note dated August 1, 2009, in the maximum principal amount of $10,000,000.00, which promissory note shall be in a form and substance reasonably acceptable to the Agent and shall have a maturity date that is not earlier than the Revolving Line of Credit Loan Maturity Date.

“Bunge Subordination Agreement” mean that certain Debt Subordination Agreement between Bunge and the Agent dated as of August 1, 2009, as the same may be amended or restated from time to time.

“Bunge Term Loan” means that certain subordinated loan made to Borrower by Bunge under that certain Promissory Note dated August 1, 2009, in the outstanding principal amount of $27,500,000.00, which promissory note shall be in a form and substance reasonably acceptable to the Agent and shall have a maturity date not earlier than the Maturity Date.

“Commerce Bank Loan” means that certain loan made to Borrower by Commerce Bank under that certain Promissory Note dated March 2, 2009, in the outstanding principal amount of $36,600,000.

“Commerce Bank Loan Maturity Date” means September 1, 2010.

“Completion Certificate” means a certificate in form and substance acceptable to the Agent, executed by the Borrower and any other Person the Agent may required, stating that the Project is completed and that the processing equipment and fixtures are fully operational.

“Completion Date” means the date the executed Completion Certificate is delivered to the Agent, which date shall be not later than September 1, 2009.

“Conversion Date” means August 1, 2009.

 -

“Iowa Western Job Training Agreement” means that certain Industrial New Jobs Training Agreement between Iowa Western Community College, Council Bluffs, Iowa and the Borrower dated as of April 1, 2009.

“SIRE Letters of Credit” means the letter of credit issued in favor of Commerce Bank by Intrust Bank, N.A. in the amount of $8,640,000.00, and any renewals, replacements or extensions thereof.

“Subordinated Debt” means (i) One Hundred Thousand and No/100 Dollars ($100,000.00) loan from the Iowa Department of Economic Development; (ii) any repayment obligations outstanding under the Iowa Western Job Training Agreement; (iii) the Bunge Loans, and (iv) that portion of the Commerce Bank Loan that has not been replaced by the Bunge Term Loan.

“Tangible Net Worth” means the excess of total assets over total liabilities (excluding the portion of the Bunge Loans that have been advanced and/or unconditionally committed to the Borrower by Bunge and are at the time of determination then outstanding, and all accrued and unpaid interest on such amounts), total assets and total liabilities each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 5.01(c) for the Borrower, excluding, however, from the determination of total assets:  (a) goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles; (b) treasury stock; (c) securities which are not readily marketable; (d) cash held in a sinking or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or Debt (e) any write-up in the book value of any asset resulting from a revaluation thereof subsequent to the Closing Date; (f) amortized start-up costs; and (g) any items not included in clauses (a) through (f) above which are treated as intangibles in conformity with GAAP.

“Working Capital” means the current assets of the Borrower less the current liabilities (excluding the portion of the Bunge Loans that have been advance and/or unconditionally committed to the Borrower by Bunge and are at the time of determination then outstanding, and all accrued and unpaid interest on such amounts) of the Borrower, as determined in accordance with GAAP.

b.           Section 2.02(c). Section 2.02(c) of the Credit Agreement is amended and restated to read as follows:

(c)           Interest Rate.  Subject to the provisions of this Agreement, the outstanding principal balance of the Construction Loan shall bear interest at a variable rate determined by the Agent to be three hundred sixty-five (365) basis points above the LIBOR Rate in effect on the date of the first Advance made to Borrower under the Convertible Note, and shall thereafter be adjusted as and when the LIBOR Rate changes; notwithstanding the forgoing, the applicable interest rate on the Construction Loan shall at no time be less than five percent (5.0%) per annum.  All adjustments to the rate of interest shall be made and become effective as of the first day of the month following the date of any change in the LIBOR Rate and shall remain in effect until and including the day immediately preceding the next such adjustment (each such day hereinafter being referred to as an “Adjustment Date”).  All such adjustments to said rate shall be made and become effective as of the Adjustment Date, and said rate as adjusted shall remain in effect until and including the day immediately preceding the next Adjustment Date.  Interest hereunder shall be computed on the basis of a year of three hundred sixty five (365) days, but charged for actual days principal is outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

c.           Section 2.02(p).  Section 2.02(p) of the Credit Agreement is amended and restated as follows:

(p)           [Intentionally omitted.]

d.           Section 2.02(q).  The following shall be added as Section 2.02(q) of the Credit Agreement:

(q)           Final Construction Loan Advance.  If on the Effective Date of the Fifth Amendment to the Credit Agreement the sum of all Outstanding Construction Advances is less than total Construction Loan amount, a final Construction Advance under the Construction Loan shall be made in such amount as to fully advance the remaining portion of the Construction Loan for the benefit of the Borrower; such Advance shall be deposited by the Agent in the Disbursing Account for disbursement by the Disbursing Agent for approved Project Costs in accordance with the terms this Agreement and the Disbursing Agreement.  As of the Conversion Date, the foregoing amount along with all other Outstanding Construction Loan Advances shall be deemed advanced to the Borrower and shall be converted into the Term Loan and the Term Revolving Loan in accordance with the terms of this Agreement.  Following delivery of the Completion Certificate to the Agent, the Disbursing Agent shall cause all remaining funds in the Disbursing Account representing Advances to be released to the Borrower.

e.           Section 2.03(a)(i).  Section 2.03(a)(i) of the Credit Agreement is amended and restated to read as follows:

(i)           [Intentionally omitted.]

f.           Section 2.03(b).  Section 2.03(b) of the Credit Agreement is amended and restated to read as follows:

(b)           Term Loan Interest Rate.  Subject to the provisions of Sections 2.03 and 2.04, the portion of the Term Loan that has not been converted to a Fixed Rate

-

Loan pursuant to Section 2.03(d) shall bear interest at a variable rate equal to the LIBOR Rate plus three hundred forty five (345) basis points; notwithstanding the forgoing, the applicable interest rate on the Term Loan shall at no time be less than five percent (5.0%) per annum.  The rate of interest due hereunder shall initially be determined as of the Conversion Date and shall thereafter be adjusted as and when the LIBOR Rate changes.  All such adjustments to the rate of interest shall be made and become effective as of the first Adjustment Date following such change in the LIBOR Rate.  All such adjustments to said rate shall be made and become effective as of the Adjustment Date, and said rate as adjusted shall remain in effect until and including the day immediately preceding the next Adjustment Date.  Interest hereunder shall be computed on the basis of a year of three hundred sixty five (365) days, but charged for actual days principal is outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

g.           Section 2.03(d). Section 2.03(d) of the Credit Agreement is amended and restated to read as follows:

(d)           Conversion to Fixed Rate Loan.  On a date that is not earlier than 30 days after the Conversion Date, the Borrower may convert up to but not more than fifty percent (50%) of the Term Loan to a Fixed Rate Loan, bearing interest at a rate equal to the rate listed in the “Government Agency and Similar Issues” section of the Wall Street Journal for the Federal Farm Credit Bank or the Federal Home Loan Bank having a maturity approximately equal to the Maturity Date, which is in effect at the time of the proposed conversion, plus 325 basis points, or another rate agreed upon by the Agent and the Borrower, which rate shall not be less than five percent (5.0%) per annum.  The Borrower shall provide written notice to the Agent at least thirty (30) days prior to the proposed conversion date of its intention to convert any portion of the Term Loan to a Fixed Rate Loan.  Such written notice shall specify the specific dollar amount that Borrower is electing to convert to a Fixed Rate Loan.  Any amount subject to a fixed rate of interest pursuant to this Section shall not be subject to any adjustments under Section 2.11.

h.           Section 2.03(e). Section 2.03(e) of the Credit Agreement is amended and restated to read as follows:

(e)           Repayment of Term Loan.  Beginning on the Conversion Date and continuing on each Monthly Payment Date thereafter until the sixth (6th) month after the Conversion Date, the Borrower shall pay to the Agent for the account of the Banks monthly payments of accrued interest.  Beginning on the first (1st) day of the seventh (7th) month following the Conversion Date (the “Amortization Date”), and continuing on the each Monthly Payment Date thereafter until the Maturity Date, the Borrower shall pay to the Agent for the account of the Banks equal monthly payments of principal and accrued interest in such amounts as would be required to fully amortize the entire outstanding principal balance of the term note, together with accrued interest thereon, over a period of one hundred fourteen (114) months from the Amortization Date.  The outstanding principal balance, together with all accrued interest, if not paid sooner, shall be due and payable in full on the Maturity Date.  Following the Conversion Date, and in addition to all other payments of principal and interest required under this Agreement and the Convertible Note, the Borrower shall annually remit to the Agent for the account of the Banks the Excess Cash Flow Payment pursuant to Section 2.25.

i.           Section 2.04(c)(i).  Section 2.04(c)(i) of the Credit Agreement is amended and restated to read as follows:

(i)           [Intentionally omitted.]

j.           Section 2.05(c)(i).  Section 2.05(c)(i) of the Credit Agreement is amended and restated to read as follows:

(i)           [Intentionally omitted.]

k.           Section 2.04(i).  Section 2.04(i) of the Credit Agreement is amended and restated to read as follows:

(i)           Interest Rate.  Subject to the provisions of Sections 2.03 and 2.04, the Term Revolving Loan shall bear interest at a variable rate equal to the LIBOR Rate plus three hundred forty-five (345) basis points, or as otherwise provided in Section 2.11; notwithstanding the forgoing or the provisions of Section 2.11, the applicable interest rate on the Term Revolving Loan shall at no time be less than five percent (5.0%) per annum.  The rate of interest due hereunder shall initially be determined as of the Conversion Date and shall thereafter be adjusted as and when the LIBOR Rate changes.  All such adjustments to the rate of interest shall be made and become effective as of the first Adjustment Date following such change in the LIBOR Rate.  All such adjustments to said rate shall be made and become effective as of the Adjustment Date, and said rate as adjusted shall remain in effect until and including the day immediately preceding the next Adjustment Date.  Interest hereunder shall be computed on the basis of a year of three hundred sixty five (365) days, but charged for actual days principal is outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

l.           Section 2.05(i). Section 2.05(i) of the Credit Agreement is amended and restated to read as follows:

(i)           Interest Rate.  The Revolving Line of Credit Loan shall bear interest at a rate equal to the LIBOR Rate plus three hundred forty-five (345) basis points, or as otherwise provided in Section 2.11; notwithstanding the forgoing or the provisions of Section 2.11, the applicable interest rate on the Revolving Line of Credit Loan shall at no time be less than five percent (5.0%) per annum.  The rate of interest due hereunder shall initially be determined as of the date of the first Advance made under the Revolving Line of Credit Note and shall thereafter be adjusted as and when the LIBOR Rate changes.  All such adjustments to the rate of interest shall be made and become effective as of the first Adjustment Date following such change in the LIBOR Rate.  All such adjustments to said rate shall be made and become effective as of the Adjustment Date, and said rate as adjusted shall remain in effect until and including the day immediately preceding the next Adjustment Date.  Interest hereunder shall be computed on the basis of a year of three hundred sixty five (365) days, but charged for actual days principal is outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

m.           Section 2.06(e). Section 2.06(e) of the Credit Agreement is amended and restated to read as follows:

(e)           Swingline Interest Rate.  The Swingline Loan shall bear interest at a rate equal to the LIBOR Rate plus three hundred forty-five (345) basis points; notwithstanding the forgoing, the applicable interest rate on the Swingline Loan shall at no time be less than five percent (5.0%) per annum.  The rate of interest due hereunder shall initially be determined as of the date of each Swingline Advance and shall thereafter be initially adjusted on the first day of the immediately succeeding calendar month.  All such adjustments to the rate of interest shall be made and become effective as of the first Adjustment Date following each Swingline Advance.  All such adjustments to said rate shall be made and become effective as of the Adjustment Date, and said rate as adjusted shall remain in effect until and including the day immediately preceding the next Adjustment Date.  Interest hereunder shall be computed on the basis of a year of three hundred sixty five (365) days, but charged for actual days principal is outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

n.           Section 2.11. Section 2.11 of the Credit Agreement is amended and restated to read as follows:

Section 2.11.  Adjustments to Interest Rate.  Subject to the limitations on the minimum rate of interest set forth in Sections 2.03, 2.04 and 2.05, after the Conversion Date, the rate of interest under any Loan which bears interest at a variable rate, shall be adjusted according to the following schedule, should the Tangible Owner’s Equity of the Borrower, achieve the levels set forth below:

Tangible Owner’s Equity	Interest Rate
Equal to or less than 55.00%	Applicable LIBOR Rate plus 345 basis points
Greater than 55.00% and	Applicable LIBOR Rate plus 320 basis points
Less than or equal to 65.00%

Greater than 65.00%	Applicable LIBOR Rate plus 295
and less than or equal to 75.00%	basis points

Greater than 75.00%	Applicable LIBOR Rate plus 275
basis points

Upon delivery of the audited financial statements pursuant to Section 5.01(c)(i) for each fiscal year end beginning with the first fiscal year end after the Conversion Date, the rate of interest for any Loan which bears interest at a variable rate shall automatically be adjusted in accordance with the Tangible Owner’s Equity set forth therein and the rates set forth above. Such automatic adjustment to the rate of interest shall take effect as of the first Business Day of the month following the month in which the Agent received the related audited financial statements pursuant to Section 5.01(c)(i).  If the Borrower fails to deliver such audited financial statements which so sets forth the Tangible Owner’s Equity within the period of time required by Section 5.01(c)(i) hereof or if any Event of Default occurs, the rate of interest shall automatically be adjusted to a rate equal to the greater of the applicable LIBOR Rate plus 345 basis points or five percent (5.0%), such automatic adjustments: (a) to take effect as of the first Business Day after the last day on which the Borrower was required to deliver the applicable audited financial statements in accordance with Section 5.01(c)(i) hereof or in the case of an Event of Default, on the date the written notice is given to the Borrower; and (b) to remain in effect until subsequently adjusted in accordance herewith upon the delivery of such audited financial statements or, in the case of an Event of Default, when such Event of Default has been cured to the satisfaction of the Agent.

o.           Section 2.28.  The following shall be added as Section 2.27 of the Credit Agreement:

Section 2.28.                      Mandatory Draws on Bunge Revolving Loan.  The Borrower shall, within three (3) Business Days following the earlier of (a) the delivery of each Borrowing Base Certificate or Compliance Certificate required hereunder, or (b) the day on which such certificate was due, make a draw on the Bunge Revolving Loan in an amount determined by the Agent in its sole discretion to bring the Borrower into compliance with its Borrowing Base and/or other financial covenants hereunder.  Payments of principal and interest on the Bunge Revolving Loan shall only be permitted as set forth in Section 5.02(n).

p.           Section 5.01(c).  The following subsections in Section 5.01(c) of the Credit Agreement are amended and restated as follows, all other subsections in Section 5.01(c) shall remain unchanged:

(i)           Beginning with the first fiscal year end following the Conversion Date, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year of the Borrower occurring during the term hereof, audited financial statements of the Borrower (including balance sheet, statements of income and cash flows, all accompanying notes thereto and any management letter (the “Financial Statements”)), for such year for the Borrower, in a form acceptable to the Agent and prepared by an accountant acceptable to the Agent, and certified by an authorized officer of the Borrower, together with a Compliance Certificate which:  (A) states that no Event of Default, and no event or condition that but for the passage of time, the giving of notice or both would constitute an Event of Default, has occurred or is in existence; and (B) shows in detail satisfactory to the Agent the calculation of, and the Borrower’s compliance with, each of the covenants contained in this Section 5.01;

(ii)           Beginning with the first (1st) month following the Conversion Date, as soon as available and in any event within 30 days after the end of each month, balance sheets of the Borrower as of the end of such month and statement of income of the Borrower for the period commencing at the end of the previous fiscal year and ending with the end of such month, prepared in accordance with GAAP in all material respects and certified by an authorized officer of the Borrower;

(iii)           Beginning with the first fiscal quarter end following the Conversion Date, as soon as available, but in no event later than sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, unaudited quarterly consolidated financial statements of the Borrower, prepared in accordance with GAAP (except for the omission of footnotes and for the effect of normal year-end audit adjustments) and in a format that demonstrates any accounting or formatting change that may be required by various jurisdictions in which the business of the Borrower is conducted (to the extent not inconsistent with GAAP). Each of such financial statements shall (i) be prepared in reasonable detail and in comparative form, including a comparison of actual performance to the budget for such quarter and year-to-date, delivered to Agent under Subsection 5.01(c)(vi) below, and (ii) include a balance sheet, a statement of income for such quarter and for the period year-to-date, and such other quarterly statements as Agent may specifically request which quarterly statements shall include any and all supplements thereto. Such quarterly statements shall be certified by an authorized officer of the Borrower, and be accompanied by a Compliance Certificate which:  (A) states that no Event of Default, and no event or condition that but for the passage of time, the giving of notice or both would constitute an Event of Default, has occurred or is in existence; and (B) shows in detail satisfactory to the Agent the calculation of, and the Borrower’s compliance with, each of the covenants contained in this Section 5.01;

* * *

(vi)           following the Conversion Date, by the end of the tenth (10th) month of each fiscal year of the Borrower, an annual (with quarterly break out) operating and capital assets budget of the Borrower for the immediately succeeding fiscal year containing, among other things, pro forma financial statements and forecasts for all planned lines of business;

(vii)           following the Conversion Date, as soon as available but in no event later than thirty (30) days after the end of each month (or at such other times or with such greater frequency as reasonably requested by the Agent), production reports for the immediately preceding calendar month setting forth corn inputs, ethanol output, DDGS and CO2 output, and natural gas usage, together with such additional production information as requested by the Agent;

* * *

(xvii)           On the Conversion Date, the Borrower will furnish to the Agent as soon as available and in any event within thirty (30) days after the end of each month (or at such other times or with such greater frequency as reasonably requested by the Agent), a duly completed Borrowing Base Certificate, setting forth the Borrowing Base as of the last day of such month based upon Collateral value criteria and advance rates which do not exceed those set forth in the Borrowing Base Certificate, and including such other information, representation and warranties contemplated therein, certified by the appropriate authorized officer of the Borrower.

q.           Section 5.01(d).  Section 5.01(d) of the Credit Agreement is amended and restated as follows:

(d)           Working Capital.  On the Conversion Date, the Borrower shall have and shall maintain continually thereafter for one calendar year (as tested quarterly at the end of each fiscal quarter), Working Capital of at least $5,000,000; and, not later than 365 days after the Conversion Date, the Borrower shall have and shall maintain continually thereafter (as tested quarterly at the end of each fiscal quarter), Working Capital of at least $8,000,000.

r.           Section 5.01(e).  Section 5.01(e) of the Credit Agreement is amended and restated as follows:

(e)
Tangible Net Worth.  On the Conversion Date the Borrower shall achieve, and maintain continually thereafter for one calendar year (as tested quarterly at the end of each fiscal quarter), Tangible Net Worth of not less than $85,000,000.  At the end of each fiscal year after the Conversion Date, the Borrower shall achieve, and maintain continually thereafter (as tested quarterly at the end of each fiscal quarter), Tangible Net Worth in an amount equal to the greater of: (i) the Borrower’s Tangible Net Worth at the end of the immediately preceding fiscal year (or in the case of the end of the first full fiscal year after the Conversion Date, on the Conversion Date) plus $1,000,000.00; or (ii) the Borrower’s Tangible Net Worth at the end of the immediately preceding fiscal year (or in the case of the end of the first full fiscal year after the Conversion

Date, on the Conversion Date) plus Borrower’s retained earnings at the end of the current fiscal year.

s           Section 5.01(f).  Section 5.01(f) of the Credit Agreement is amended and restated as follows:

(f)           Tangible Owner’s Equity.  At the end of the twenty-first (21st) month following the Conversion Date the Borrower shall achieve, and maintain continually thereafter (as tested annually at the end of each fiscal year), Tangible Owner’s Equity of not less than 50%.

t.           Section 5.01(g).  Section 5.01(g) of the Credit Agreement is amended and restated as follows:

(g)           Fixed Charge Coverage Ratio.  At the end of the ninth (9th) month following the Conversion Date the Borrower shall achieve, and maintain continually thereafter (as tested annually at the end of each fiscal year), Fixed Charge Coverage Ratio of not less than 1.25 to 1.00.

u.           Section 5.01(u).  Section 5.01(u) of the Credit Agreement is amended and restated as follows:

Section 5.01(u).  [Intentionally Omitted.]

v.           Section 5.01(v).  The following shall be added as Section 5.01(v) of the Credit Agreement:

Section 5.01(v).                                Completion of the Project.  Notwithstanding anything in this Agreement or any other Loan Document to the contrary, Borrower shall complete construction of the Project including, without limitation, completion of the steam line on or before the Completion Date.

w.           Section 5.02(a)(i).  Section 5.02(a)(i) of the Credit Agreement is amended and restated as follows:

(xi)           those described on Schedule 5.02(a) hereto and those arising out of the Iowa Western Job Training Agreement, and renewals and extensions of the same on substantially the same terms and conditions and at no increase in the debt or obligation;

x.           Section 5.02(b).  Section 5.02(b) of the Credit Agreement is amended and restated as follows:
(b)           Distributions, etc.  Declare or pay any dividends, purchase or otherwise acquire for value any of its membership interests (units) now or hereafter outstanding, or make any distribution of assets to its interest holders, members or general partners as such, or permit any of its subsidiaries to purchase or otherwise acquire for value any stock, membership interest or partnership interest of the Borrower, provided, however, the Borrower may: (i) declare and pay dividends and distributions payable in membership interests (units); (ii) purchase or otherwise acquire shares of the membership interests (units) of the Borrower with the proceeds received from the issuance of new membership interests (units); (iii) beginning at the end of the first full fiscal year following the Conversion Date, and annually thereafter, pay redemptions, dividends or distributions in an amount not to exceed, in the aggregate, 30% of the Borrower’s immediately preceding fiscal year’s Net Income (“Allowed Distributions”), and provided that all loan covenants are met on a post distribution basis; (iv) pay dividends or distributions which are immediately reinvested in the Borrower (“Reinvestment Distributions”); (v) complete the transactions reflected on Schedule 4.01(a) and (vi) after payment of the Excess Cash Flow Payment required by Section 2.25, if any, and after all loan covenants are met on a post distribution basis, pay additional distributions in an amount reasonably acceptable to Agent and the Required Banks (“Excess Distributions”), provided, however, that immediately prior to the proposed payment of any dividends or distributions permitted by this Section 5.02(b), or after giving effect thereto, no Default or Event of Default shall exist.

y.           Section 5.02(e).  Section 5.02(e) of the Credit Agreement is amended and restated as follows:

(e)           Indebtedness, Etc.  Create, incur, assume or suffer to exist any Debt or other indebtedness, liabilities or obligations, whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, without the prior written consent of the Agent, except:  (i) the liabilities of the Borrower to the Agent or the Banks hereunder; (ii) trade accounts payable and accrued liabilities (other than Debt) arising in the ordinary course of the Borrower’s business; (iii) Subordinated Debt; (iv) the liabilities of the Borrower described on Schedule 5.02(a); (v) contracts or agreements other than Material Contracts arising in the ordinary course of the Borrower’s business, and (vi) the obligations of the Borrower under the Iowa Western Job Training Agreement.

z.           Section 5.02(i).  Section 5.02(i) of the Credit Agreement is amended and restated to read as follows:

(i)           Transfer of Assets.  Sell, lease, assign, transfer, or otherwise voluntarily dispose of any of its assets, or permit any of its subsidiaries to sell, lease, assign, transfer, or otherwise voluntarily dispose of any of their assets except:  (i) dispositions of inventory in the ordinary course of business; and (ii) dispositions of:  (A) obsolete or worn out equipment; (B) equipment or real property not necessary for the operation of its business; or (C) equipment or real property which is replaced with property of equivalent or greater value as the property which is disposed.

aa.           Section 5.02(n).  The following subsection shall be added as subsection 5.02(n) to the Credit Agreement:

(n)           Bunge Loans.  Pay any principal or interest on:

(i)           the Bunge Revolving Loan, if immediately prior to the proposed payment or after giving effect thereto, (i) a Default or Event of Default described in Section 6.01(a) shall exist, or (ii) the sum of the outstanding Revolving Letters of Credit plus the outstanding Revolving Line of Credit Advances exceeds the Borrowing Base; and

(ii)           the Bunge Term Loan until its stated maturity, which shall be not earlier than the maturity date of Term Loan; provided that interest on the Bunge Term Loan may be PIK’d according to the terms of the Bunge Term Loan promissory note.

bb.           Section 6.02(f).  Section 6.02(f) of the Credit Agreement is amended and restated to read as follows:

(f)           The Borrower shall fail to pay any indebtedness in an amount in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) (either in any individual case or in the aggregate) excluding indebtedness evidenced by the Notes and excluding Ordinary Trade Payable Disputes, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other Default under any agreement or instrument relating to any such indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such Default or event is to accelerate, or to permit the acceleration of, the maturity of such indebtedness (excluding Ordinary Trade Payable Disputes); or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof (excluding Ordinary Trade Payable Disputes); or

2.           Effect on Credit Agreement. Except as expressly amended by this Amendment, all of the terms of the Credit Agreement shall be unaffected by this Amendment and shall remain in full force and effect.  Except as expressly set forth herein, nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Banks or to affect, modify, or impair any of the rights of the Banks as provided in the Credit Agreement.

3.           Conditions Precedent to Effectiveness of this Amendment.  The obligations of the Banks hereunder are subject to the conditions precedent that the Agent shall have received the following, in form and substance satisfactory to the Agent:

a.           this Amendment duly executed by the Borrower, the Agent, and the Banks;

b.           the Allonges to the Notes, duly executed by the Borrower;

c.           copies of the promissory notes evidencing the Bunge Loans, duly executed by the Borrower;

d.           the Bunge Subordination Agreement duly executed by Bunge and the Agent;

e.           copies of all renewals or replacements to the SIRE Letters of Credit duly issued Intrust Bank, N.A. in favor of Commerce Bank having expiry dates not later than 12 months from the date of issue and providing for automatic renewal thereof for a period not expiring earlier than September 1, 2010;

f.           copies of the amendments to the Commerce Bank Loan Documents and unit issuance agreements, if any, duly executed by the Borrower and all other parties a party thereto; and

g.           all other documents, instruments, or agreements required to be delivered to the Agent under the Credit Agreement and not previously delivered to the Agent.

4.           Representations and Warranties of Borrower.  The Borrower hereby agrees with, reaffirms, and acknowledges as follows:

a.           The execution, delivery and performance by the Borrower of this Amendment and all associated Loan Documents are within the Borrower’s powers, have been duly authorized by all necessary action, and do not contravene:  (i) the articles of organization or operating agreement of the Borrower; or (ii) any law or any contractual restriction binding on or affecting the Borrower; and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to the terms thereof) upon or with respect to any of its properties;

b.           This Amendment is, and each other Loan Document to which the Borrower is a party when delivered will be, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; and

c.           All other representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct and in full force and effect.

5.           Administration Fee.  In addition to the fees required under the Credit Agreement and the other Loan Documents, the Borrower shall pay to the Agent for the benefit of the Banks on the Effective Date of this Amendment an administration fee equal to $189,000.00.

6           Counterparts.  It is understood and agreed that this Amendment may be executed in several counterparts, each of which shall, for all purposes, be deemed an original, and all of such counterparts, taken together, shall constitute one and the same agreement, even though all of the parties hereto may not have executed the same counterpart of this Amendment.  Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW THIS PAGE]

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS
Dated to be effective as of August 1, 2009

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
an Iowa limited liability company

By   /s/ James M. Lay
        James M. Lay
        Its: Interim President and CEO

By   /s/ Karol King
        Karol King
        Its: Board Chairman

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS
Dated to be effective as of August 1, 2009

AGENT:

AGSTAR FINANCIAL SERVICES, PCA,
as Administrative Agent

/s/ Ron Monson
By: Ron Monson
Its: Vice President

AGSTAR:
as a Bank

AGSTAR FINANCIAL SERVICES, PCA,

/s/ Ron Monson
By: Ron Monson
Its: Vice President

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS
Dated to be effective as of August 1, 2009

METROPOLITAN LIFE INSURANCE COMPANY,
as a Bank

/s/ METROPOLITAN LIFE INSURANCE COMPANY

Address:                8717 West 100th Street, Suite 700
Overland Park, KS  66210-2101

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS
Dated to be effective as of August 1, 2009

METLIFE BANK, N.A.,
as a Bank

/s/ METLIFE BANK, N.A.

Address:                8717 West 100th Street, Suite 700
Overland Park, KS  66210-2101

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS
Dated to be effective as of August 1, 2009

COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
NEDERLAND”, New York Branch,
as a Bank

/s/ COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.

/s/ RABOBANK NEDERLAND

Address:                245 Park Avenue
37th Floor
New York, NY 10167

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS
Dated to be effective as of August 1, 2009

AMARILLO NATIONAL BANK,
as a Bank

/s/ AMARILLO NATIONAL BANK

Address:                P.O. Box 1
Amarillo, Texas  79105

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS
Dated to be effective as of August 1, 2009

FIRST NATIONAL BANK OF OMAHA,
as a Bank

/s/ FIRST NATIONAL BANK OF OMAHA

Address:                1620 Dodge Street
Omaha, NE  68197

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS
Dated to be effective as of August 1, 2009

BANK OF THE WEST,
as a Bank

/s/ BANK OF THE WEST

Address:                Midwest Agribusiness & Rural Commercial Banking
250 Marquette Avenue, Suite 575
Minneapolis, MN  55401

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS
Dated to be effective as of August 1, 2009

MONUMENTAL LIFE INSURANCE COMPANY,
as a Bank

/s/ MONUMENTAL LIFE INSURANCE COMPANY

Address:                400 West Market Street
5th Floor
Louisville KY  40202

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS
Dated to be effective as of August 1, 2009

M & I MARSHALL & ILSLEY BANK,
as a Bank

/s/ M & I MARSHALL & ILSLEY BANK

Address:                770 North Water Street
Milwaukee, WI  53202